UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2004

IMCLONE SYSTEMS INCORPORATED

(Exact name of Registrant as Specified in Charter)

Delaware	0-19612	04-2834797
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Varick Street, 6th Floor

New York, New York 10014

(Address of Principal Executive Offices) (Zip Code)

(212) 645-1405

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12.             Results of Operations and Financial Condition

On July 21, 2004, ImClone Systems Incorporated (“the Company”) issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the foregoing, the Company hereby furnishes the following exhibit pursuant to Item 12 of Form 8-K:

Exhibit No.	Exhibit Title

99.1	Second quarter 2004 earnings press release of ImClone Systems Incorporated dated July 21, 2004.

The information included in this Current Report on Form 8-K (including the exhibit hereto) is being furnished under Item 12, “Results of Operations and Financial Condition,” of Form 8-K.  As such, the information (including the exhibit) herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED

	By:	/s/ Michael Howerton
Name: Michael Howerton
Title: Chief Financial Officer

Date: July 21, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Second quarter 2004 earnings press release of ImClone Systems Incorporated dated July 21, 2004.